UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-52681 (Commission File Number)	25-1618281 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Financial Officer
As contemplated when previously reported, on May 14, 2008, Jeffrey S. Jenkins assumed his position as Corporate Vice President — Finance, Treasurer, Secretary and Interim Chief Financial Officer of Neenah Enterprises, Inc. and Neenah Foundry Company (collectively, the “Company”). Mr. Jenkins succeeds Gary W. LaChey, Corporate Vice President — Finance, Treasurer, Secretary and Chief Financial Officer, who is transitioning into a consulting role with the Company in connection with his retirement.
Consulting Agreement
On May 15, 2008, the Company entered into a consulting agreement with Mr. LaChey. Under the terms of the consulting agreement, Mr. LaChey will perform consulting services to the Company commencing on May 15, 2008 and continuing until May 15, 2009; provided, however, that either party may terminate the consulting agreement upon 90 days notice. The Company will pay Mr. LaChey a monthly fee of $10,000, plus any applicable daily supplemental fees (as described in the consulting agreement). In addition, the Company will reimburse Mr. LaChey for all necessary expenses associated with the performance of his duties including lodging, meals and travel.
The foregoing description of the consulting agreement is not complete and is qualified in its entirety by reference to the consulting agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Amended and Restated Employment Agreements
On May 15, 2008, the Company entered into amended and restated employment agreements with five executives, including the following executive officers who were named in the Summary Compensation Table of Neenah Enterprises, Inc.’s 2008 annual meeting proxy statement: Robert E. Ostendorf, Jr., President and Chief Executive Officer, and John H. Andrews, Corporate Vice President-Manufacturing, Chief Operating Officer of Manufacturing Operations.
The amended and restated employment agreements amend and restate the original employment agreements between the Company and each of the foregoing executives to, among other things, clarify the non-competition and confidentiality provisions contained in the original agreements, provide a requirement that a release of claims against the Company be executed in order to receive severance benefits, and comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.
The foregoing description of the amended and restated employment agreements is not complete and is qualified in its entirety by reference to the amended and restated employment agreement for each of Mr. Ostendorf and Mr. Andrews, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Employment Agreements
On May 15, 2008, the Company entered into an employment agreement with Mr. Jenkins that provides for, among other things, (i) a base salary of $230,000, (ii) participation in the Company’s annual incentive plan, with an annual cash target award of 35% of his base salary (with the fiscal 2008 annual incentive to be the higher of $50,000 or his annual incentive award determined under the Company’s annual incentive compensation plan), (iii) payment of certain housing and transportation expenses, and (iv) certain termination payments in the event of termination pursuant to the Company’s Amended and Restated 2003 Severance and Change of Control Plan. On May 15, 2008, the Company also entered into employment agreements with four other executives.
The foregoing description of Mr. Jenkins’ employment agreement is not complete and is qualified in its entirety by reference to the employment agreement attached hereto as Exhibit 10.4 and incorporated herein by reference. A copy of the Amended and Restated 2003 Severance and Change of Control Plan is attached hereto as Exhibit 10.5 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement — Gary LaChey

10.2	Amended and Restated Employment Agreement — Robert E. Ostendorf, Jr.

10.3	Amended and Restated Employment Agreement — John H. Andrews

10.4	Employment Agreement — Jeffrey S. Jenkins

10.5	Amended and Restated 2003 Severance and Change of Control Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: May 16, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance
and Interim Chief Financial Officer

NEENAH FOUNDRY COMPANY

Date: May 16, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance
and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement — Gary LaChey

10.2	Amended and Restated Employment Agreement — Robert E. Ostendorf, Jr.

10.3	Amended and Restated Employment Agreement — John H. Andrews

10.4	Employment Agreement — Jeffrey S. Jenkins

10.5	Amended and Restated 2003 Severance and Change of Control Plan

5